Pegasystems Inc.

Pegasystems Inc.
ID: 04-2787865
101 Main Street
Notice of Grant of Stock Options and Option Agreement	Cambridge, MA 02142
Name	Option Number: XXXXXXXX
Address	Plan: 2004
City, State Country Zip Code	ID: XXXXX
Effective X/X/20XX (the “Grant Date”), you (the “Optionee”) have been granted a Non-Qualified Stock Option (the “Option”) to buy 15,000 shares of Pegasystems Inc. (the “Company”) common stock at an exercise price of $X.XXXX per share (the “Exercise Price”), pursuant to the Pegasystems Inc. 2004 Long-Term Incentive Plan (the “Plan”). The total exercise price of the shares granted is $XXX.XX. Shares subject to this Option will vest on the Grant Date. Expiration: X/X/20XX [tenth anniversary of the Grant Date]

The undersigned Optionee agrees to all of the terms of the Plan and all those set forth on Exhibit A attached hereto and incorporated herein by reference.
IN WINESS WHEREOF, the Company and the Optionee have executed this instrument as of the date set forth above.

Pegasystems Inc.

By:

Alan Trefler, Chairman and
Chief Executive Officer

Exhibit A
to Notice of Grant of Stock Option and Option Agreement

1. Exercise Price. The Exercise Price is equal to Fair Market Value, as defined in
Section 2(o) of the Plan, of a share of the Company’s common stock on the date of the
Notice of Grant of Stock Option and Option Agreement (of which this Exhibit A is a part) (the “Option Agreement”).

2. Option Exercise. Once vested, the Option shall remain exercisable in whole or in part at any time through and including the day immediately preceding the date set forth under the heading “Expiration” on the Option Agreement (the “Expiration Date”), after which the Option shall expire and no longer be exercisable.

The Option shall be exercisable by notice to the Company which shall:

(a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of common stock are to be registered, and the address and Social Security number of such person;

(b) be signed by the person or persons entitled to exercise the Option, and if the Option is being exercised by a person or persons other than the Optionee, be accompanied by proof satisfactory to the Company’s legal counsel of the right of such person or persons to exercise the Option; and

(c) be in writing and delivered in person or by certified mail to the Chief Financial Officer of the Company.

Payment of the full purchase price of any shares, with respect to which the Option is being exercised, shall accompany the notice of exercise of the Option and such payment may be made in cash or check payable to the Company. The certificate or certificates for shares of common stock as to which the Option is exercised shall be registered in the name of the person or persons exercising the Option.

3. Termination of Service. If the Optionee terminates Service other than by reason of the Optionee’s death, Disability or Retirement, the Optionee may exercise this Option for three months following such termination to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option); provided, however, that if the Optionee has completed at least five (5) continuous years of Service as a Director as of the date of such termination, he or she may exercise this Option at any time prior to the Expiration Date.

4. Retirement of Optionee. If the Optionee terminates Service as a result of Retirement, the Optionee may exercise this Option for 24 months following such termination to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option); provided, however, that if the Optionee has completed at least five (5) continuous years of Service as a Director as of the date of such termination, he or she may exercise this Option at any time prior to the Expiration Date.

5. Disability of Optionee. If the Optionee terminates Service as a result of the Optionee’s Disability, the Optionee may exercise this Option for 24 months following such termination to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option); provided, however, that if the Optionee has completed at least five (5) continuous years of Service as a Director as of the date of such termination, he or she may exercise this Option at any time prior to the Expiration Date.

6. Death of Optionee. If the Optionee dies while a Service Provider, the Option may be exercised by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance for 12 months following the Optionee’s termination of Service because of death; provided, however, that if the Optionee had completed at least five (5) continuous years of Service as a Director as of the date of his or her death, the Optionee’s estate, or a person who acquires the right to exercise the Option by bequest or inheritance, may exercise this Option at any time prior to the Expiration Date.

7. Optionee’s Agreement. The Optionee agrees to all the terms stated in the Option Agreement (of which this Exhibit is a part), as well as to the terms of the Plan (which shall control in case of conflict with the Option Agreement), a copy of which is attached and of which the Optionee acknowledges receipt.

8. Withholding. The Optionee consents to fulfill all withholding obligations for all applicable payroll and income taxes with respect to the Option when they are due and arrange for satisfactory payment of all withholding obligations in a manner as set forth in Section 13(h) of the Plan. The Company may delay issuance of a certificate until proper payment of such taxes has been made by the Optionee.

9. Rights as Shareholders. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by the Option until the issuance of a stock certificate or certificates upon the exercise of the Option, and then only with respect to the shares represented by such certificate or certificates.

10. Non-Transferability. The Option may not be transferred in any manner other than as permitted in Section 13(j) of the Plan. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

11. Compliance with Securities, Tax and Other Law. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or any other law or valid regulation. As a condition to the exercise of the Option, the Company may require the Optionee, or any person acquiring the right to exercise the Option, to make any representation or warranty that the Company deems to be necessary under any applicable securities, tax, or other law or regulation.

12. Adjustments upon Changes in Capitalization. In the event of any change in the shares subject to the Plan or to any Option granted under the Plan by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or other change in the structure of the Company, the number of shares subject to each outstanding Option and/or the Option price with respect to the shares shall be appropriately adjusted by the Company and such adjustment shall be final, binding and conclusive.

13. No Right to Employment. The granting of the Option does not confer upon the Optionee the right to continue in the Service of the Company, or affect in any way the right and power of the Company to terminate the Service of the Optionee at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Option had not been granted.

14. No Guarantee. The Company offers no guarantee or assurance that the
Company’s stock has any value at the time of this grant or will have any value or liquidity at any future time.

15. Amendment and Termination of Option. The Company may not, without the consent of the Optionee, alter or impair any Option granted under the Plan. The Option shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for shares originally subject to the Option.

16. Governing Law. The Option Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, without regard to any applicable conflicts of law provisions thereof.

17. Severability. In the event any one or more of the provisions of the Option Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of the Option Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

18. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.